EXHIBIT 10.3


                             STI NOVATION AGREEMENT


      THIS AGREEMENT (the "Agreement") is entered into to be effective as of August 30, 1995, by and between BioFactors, Inc., a Delaware Corporation ("BFI"), Bogart-International Associates, Inc. or its assignees ("Bogart") and Systems Technology, Inc., a California Corporation ("STI").

      WHEREAS, BFI holds an exclusive, transferable license of proprietary computer software and associated protocols and methodology for objectively testing operator psychomotor skills developed by STI, collectively referred to as the "Critical Tracking Task" ("CTT") technology" or the STI proprietary technology; and

      WHEREAS, pursuant to its exclusive license, BE has developed hardware, software and delivery systems to utilize STI's proprietary technology and is currently marketing (1) a non-invasive fitness-for-work testing service ("FACTOR 1000 Service") and (2) has developed a prototype on-field athletic performance system based on the FACTOR 1000 Service ("SportsTrac System" or "SportsTrac"), defining the correlation between hand-eye coordination as measured by FACTOR 1000 and on-the-field athletic performance; and

      WHEREAS, Bogart wishes to obtain the exclusive license to market SportsTrac to sports markets on a world-wide basis and BFI is willing to grant to Bogart such a license;

      NOW, THEREFORE, the parties agree as follows:

      1.1 If BFI loses its license with STI or should BFI cease operating as a business, STI agrees to continue to honor the sublicense of its CTT technology to Bogart directly, so long as Bogart is not in default under any terms of its sublicense with BFI.

      1.2 In the event that Bogart is required to sublicense directly with STI, as explained in Section 1.1 herein, Bogart agrees to pay all royalties due directly to STI. Such royalties shall be in all manners consistent with the terms of sublicense between BFI and Bogart, as follows:

      A royalty equal to eight and one-half percent (8 1/2%) of the cash receipts from the sale or license by Bogart of products or services containing the CTT technology, but not including any revenues derived by Bogart from installation, maintenance, consulting, hardware sales, or any other cash receipts not directly or indirectly related to the CTT technology. STI shall have the right to audit Bogart's records, with adequate notice, for the purpose of verifying royalty payments.

      Said royalty shall be due and payable within thirty (30) days after the conclusion of each calendar quarter commencing with the quarter ending December 31, 1995.


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      1.3 This agreement will remain in force during the life of the sublicense granted to Bogart by BFI and shall be attached to the Bogart sublicense as Exhibit B.

      1.4 Each person executing this Agreement on behalf of a party hereto represents and warrants that he is duly and validly authorized to do so on behalf of such a party, with full right and authority to execute this Agreement and to bind such party with respect to all of its obligations hereunder.

      IN WITNESS WHEREOF, the undersigned have caused this Agreement to be duly executed by their duly authorized representatives effective as of the date first set forth above.

                                           BIOFACTORS, INC.


                                       By:         /s/
                                           -------------------------------------
                                           Its     CEO
                                               ---------------------------------

                                           Date:   August 30, 1995
                                                 -------------------------------



                                           BOGART INTERNATIONAL ASSOCIATES, INC.

                                       By:         /s/
                                           -------------------------------------
                                           Its
                                               ---------------------------------

                                           Date:
                                                 -------------------------------


                                           SYSTEMS TECHNOLOGY, INC.

                                       By:         /s/
                                           -------------------------------------
                                           Its     President
                                               ---------------------------------

                                           Date:   August 30, 1995
                                                 -------------------------------


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